Provision (Benefit) for Income Taxes	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
Provision (Benefit) for Income Taxes [Text Block]
Note 8 – Provision (Benefit) for Income Taxes
The Provision (benefit) for income taxes includes:

	Year Ended December 31,
	2019	2018	2017
	(Millions)
Current:
Federal	$(41)	$(83)	$15
State	(5)	1	23
Foreign	2	—	—
	(44)	(82)	38
Deferred:
Federal	280	183	(2,004)
State	99	37	(8)
	379	220	(2,012)
Provision (benefit) for income taxes	$335	$138	$(1,974)

Reconciliations from the Provision (benefit) at statutory rate to recorded Provision (benefit) for income taxes are as follows:

	Year Ended December 31,
	2019	2018	2017
	(Millions)
Provision (benefit) at statutory rate	$224	$69	$187
Increases (decreases) in taxes resulting from:
Impact of nontaxable noncontrolling interests	29	(73)	(117)
Federal Tax Reform rate change	—	—	(1,932)
State income taxes (net of federal benefit)	74	(10)	(17)
State deferred income tax rate change	—	38	26
Foreign operations – net (including tax effect of Canadian Sale)	2	—	(127)
Federal valuation allowance	3	105	—
Other – net	3	9	6
Provision (benefit) for income taxes	$335	$138	$(1,974)

Income (loss) from continuing operations before income taxes includes $6 million, $3 million, and $7 million of foreign loss in 2019, 2018, and 2017, respectively.
Foreign operations – net (including tax effect of Canadian Sale) in 2017 reflects the release of a valuation allowance associated with impairments and losses on the sale of our Canadian operations.
On December 22, 2017, Tax Reform was enacted. Most of the provisions of Tax Reform were effective after January 1, 2018. However, the deferred tax impact of reducing the U.S. corporate tax rate from 35 percent to 21 percent was recognized in the period of enactment. This remeasurement resulted in a reduction of our deferred tax liabilities of approximately $1.9 billion, with a corresponding net adjustment to Provision (benefit) for income taxes in 2017.
During the course of audits of our business by domestic and foreign tax authorities, we frequently face challenges regarding the amount of taxes due. These challenges include questions regarding the timing and amount of deductions and the allocation of income among various tax jurisdictions. In evaluating the liability associated with our various filing positions, we apply the two-step process of recognition and measurement. In association with this liability, we record an estimate of related interest and tax exposure as a component of our tax provision. The impact of this accrual is included within Other – net in our reconciliation of the Provision (benefit) at statutory rate to recorded Provision (benefit) for income taxes.
Significant components of Deferred income tax liabilities and Deferred income tax assets are as follows:

	December 31,
	2019	2018
	(Millions)
Deferred income tax liabilities:
Property, plant and equipment	$1,921	$2,317
Investments	1,411	295
Other	82	30
Total deferred income tax liabilities	3,414	2,642
Deferred income tax assets:
Accrued liabilities	729	667
Minimum tax credit	29	71
Foreign tax credit	140	140
Federal loss carryovers	544	147
State losses and credits	362	319
Other	147	94
Total deferred income tax assets	1,951	1,438
Less valuation allowance	319	320
Net deferred income tax assets	1,632	1,118
Overall net deferred income tax liabilities	$1,782	$1,524

The valuation allowance at December 31, 2019 and 2018, serves to reduce the available deferred income tax assets to an amount that will, more likely than not, be realized. We considered all available positive and negative evidence, including projected future taxable income, which incorporates available tax planning strategies, and management’s estimate of future reversals of existing taxable temporary differences, and have determined that a portion of our deferred income tax assets related to the Foreign tax credit and State losses and credits may not be realized. The completion of the WPZ Merger (see Note 1 – General, Description of Business, Basis of Presentation, and Summary of Significant Accounting Policies) was a taxable exchange to the WPZ unit holders, which resulted in an adjustment to the tax basis in the underlying assets deemed acquired. A reduction to the deferred tax liability of $1.829 billion related to the book-tax basis difference in this investment was recorded in 2018. Increased tax depreciation from the additional tax basis will reduce future taxable income, which serves to impact our expected realization of the Foreign tax credit. The amounts presented in the table above are, with respect to state items, before any federal benefit. The change from prior year for the State losses and credits reflects increases in losses and credits generated in the current and prior years less losses and/or credits utilized in the current year. We have loss and credit carryovers in multiple state taxing jurisdictions. Additionally, valuation allowances on state net operating losses decreased by $31 million in 2018 after the completion of the WPZ Merger. These attributes generally expire between 2019 and 2038 with some carryovers having indefinite carryforward periods. The remaining federal Minimum tax credit of $29 million will be refunded/utilized no later than 2021.
Federal loss carryovers include deferred tax assets of $5 million at the end of 2019 that are expected to be utilized by us prior to expiration between 2020 and 2023. Deferred tax assets on net operating loss carryovers of $539 million have no expiration date.
Cash refunds for income taxes (net of payments) were $86 million in 2019. Cash payments for income taxes (net of refunds) were $11 million, and $28 million in 2018 and 2017, respectively.
As of December 31, 2019, we had approximately $51 million of unrecognized tax benefits. If recognized, income tax expense would be reduced by $51 million for each of the years 2019 and 2018, including the effect of these changes on other tax attributes, with state income tax amounts included net of federal tax effect. A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2019	2018
	(Millions)
Balance at beginning of period	$51	$50
Additions for tax positions of prior years	—	1
Balance at end of period	$51	$51

We recognize related interest and penalties as a component of Provision (benefit) for income taxes. Total interest and penalties recognized as part of income tax provision were expenses of $500 thousand and $800 thousand for 2019 and 2018, respectively. Approximately $3 million of interest and penalties primarily relating to uncertain tax positions have been accrued as of both December 31, 2019 and 2018.
During the next 12 months, we do not expect ultimate resolution of any unrecognized tax benefit associated with domestic or international matters to have a material impact on our unrecognized tax benefit position.
Consolidated U.S. Federal income tax returns are open to Internal Revenue Service (IRS) examination for years after 2010, excluding 2015, for which the statute expired on August 31, 2019. As of December 31, 2019, examinations of tax returns for 2011 through 2013 are currently in process. We do not expect material changes in our financial position resulting from these examinations. The statute of limitations for most states expires one year after expiration of the IRS statute. Generally, tax returns for our previously owned Canadian entities are open to audit for tax years after 2012. Tax years 2013 and 2014 are currently under income tax examination, while tax year 2016 is under Goods and Services Tax (GST) examination. In September 2016, we sold the majority of our Canadian operations and, as part of the sale, indemnified the purchaser for any increases in Canadian tax due to an audit of any tax periods prior to the sale.